UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TWO HANDS CORPORATION
(Name of Registrant as Specified in its Charter)

__________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TWO HANDS CORPORATION

141 Piping Rock Road

Locust Valley, NY 11560

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
OF TWO HANDS CORPORATION

The Special Meeting of Shareholders

of Two Hands Corporation will be held:

Monday, March 31, 2025, 9:00 a.m. (Eastern time)

The Special Meeting will be held in a hybrid format which will be conducted via teleconference at +1 647-738-6213, Conference ID 777 177 811# and in person at the offices of DLA Piper (Canada) LLP, Suite 5100, Bay Adelaide – West Tower, 333 Bay Street, Toronto, ON M5H 2R2. Shareholders (as defined herein) and duly appointed proxyholders may attend the meeting in person where they can participate, vote, or submit questions during the meeting. Shareholders may also attend the meeting via teleconference, and may vote by proxy or by voting instruction form.

Dated: February 26, 2025

THIS NOTICE OF MEETING AND PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF TWO HANDS CORPORATION OF PROXIES TO BE VOTED AT THE SPECIAL MEETING OF SHAREHOLDERS OF TWO HANDS CORPORATION TO BE HELD ON MARCH 31, 2025.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 31, 2025

_________________________________________________________________________________________________________________

February 26, 2025

NOTICE IS HEREBY GIVEN THAT a special meeting (the "Meeting") of the holders ("Shareholders") of shares of common stock (the "Common Shares") of Two Hands Corporation ("Two Hands" or the "Company") will be held both in person and as a virtual meeting via teleconference at +1 647-738-6213, Conference ID 777 177 811# at 9:00 a.m. (Eastern Time) on March 31, 2025 for the following purposes:

1.	to consider and, if thought appropriate, pass with or without variation an ordinary resolution of disinterested shareholders to, as more particularly set forth in the accompanying proxy statement (the “Circular”), ratify and approve the prior issuance of 3,000,000,000 Common Shares to Emil Assentato, in consideration of the conversion of US$300,000 in outstanding convertible promissory notes, which issuance constituted a change of control of the Company;
2.	to consider, and if thought fit, approve the special resolution, as more particularly set forth in the Circular, approving the name change of the Company to such name as may be accepted by the relevant regulatory authorities and approved by the board of directors of the Company, all as more particularly described in the Circular;
3.	to consider and, if thought advisable, approve the special resolution authorizing the consolidation of the Company’s issued and outstanding Common Shares on the basis of one (1) post-consolidation Common Share for every twenty thousand (20,000) existing Common Shares, subject to adjustment as may be determined by the Company’s board of directors, all as more particularly described in the Circular; and
4.	to transact such further or other business as may properly be brought before the Meeting or any adjournment or postponement thereof.

The specific details of the matters proposed to be put before the Meeting are set forth in the accompanying Circular which forms a part of this Notice.

The record date (the "Record Date") for the determination of Shareholders entitled to receive notice of, and to vote at, the Meeting is February 21, 2025. Only Shareholders of record at the close of business on the Record Date ("Registered Shareholders") will be entitled to vote at the Meeting, unless that Shareholder has transferred any Common Shares subsequent to that date and the transferee Shareholder, not later than 10 days before the Meeting, establishes ownership of the Common Shares and demands that the transferee's name be included on the list of Shareholders entitled to vote at the Meeting in respect of such transferred Common Shares.

Registered Shareholders may attend and participate in the Meeting or may be represented by proxy. Registered Shareholders who are unable to attend the Meeting or any adjournment or postponement thereof are requested to date, sign and return the accompanying form of proxy for use at the Meeting or any adjournment or postponement thereof. To be effective, the enclosed form of proxy must be received by Endeavor Trust Corporation: (a) by mail to Endeavor Trust Corporation, 702-777 Hornby Street, Vancouver, BC V6Z 1S4, Canada, (b) by facsimile to 604-559-8908, (c) by email at proxy@endeavortrust.com, or (d) online at www.eproxy.ca. In order to be valid and acted upon at the Meeting, proxies must be returned to Endeavor Trust Corporation not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time set for the holding of the Meeting or any adjournment or postponement thereof. Shareholders are cautioned that the transmission of proxies by mail is at each Shareholder's risk.

Beneficial Shareholders (being Shareholders holding Shares that are registered in the name of a broker, custodian, bank, trust company or other intermediary or nominee) should complete and return the voting instruction form or other authorization provided to them in accordance with the instructions provided therein. Failure to do so may result in their Common Shares not being voted at the Meeting.

Shareholders who wish to appoint a person other than the management designees identified on the enclosed form of proxy or voting instruction form to represent him, her or it at the Meeting may do so by inserting such person's name in the blank space provided in the form of proxy or voting instruction form and following the instructions for submitting such form of proxy or voting instruction form.

The proxyholder has discretion under the enclosed form of proxy to consider matters to come before the Meeting. The persons named in the enclosed proxy will have discretionary authority with respect to: (a) any amendments or variations of the matters of business to be acted on at the Meeting; and (b) any other matters properly brought before the Meeting or any adjournment or postponement thereof, in each instance, to the extent permitted by law, whether or not the amendment, variation or other matter that comes before the Meeting is routine and whether or not the amendment, variation or other matter that comes before the Meeting is contested.

At the date of this Circular, management of the Company knows of no such amendments, variations or other matters to come before the Meeting other than the matters referred to in the Notice of Meeting. Shareholders who are planning on returning the accompanying form of proxy are encouraged to review this Circular carefully before submitting the form of proxy.

It is the intention of the persons named in the enclosed form of proxy for Shareholders, if not expressly directed to the contrary in such form of proxy, to vote FOR each of resolutions to be considered at the Meeting.

As a Shareholder of the Company, it is very important that you read the Circular and other Meeting materials carefully. They contain important information with respect to voting your Shares and attending and participating at the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS OF TWO HANDS CORPORATION

/s/ "Emil Assentato"

Emil Assentato

Chief Executive Officer

Two Hands Corporation

TWO HANDS CORPORATION
141 Piping Rock Road
Locust Valley, NY 11560

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD MARCH 31, 2025

PROXY STATEMENT

DATED FEBRUARY 25, 2025

FIRST MAILED ON OR ABOUT MARCH 14, 2025

The Special Meeting (the “Special Meeting”) of stockholders of Two Hands Corporation, a Delaware corporation (“we,” “us,” “our,” “TWOH” or the “Company”), will be held on March 31, 2025, at 9:00 a.m. Eastern Time. The Company will be holding the Special Meeting as a hybrid meeting via the following information:

Two Hands Corporation

Meeting Date: March 31, 2025
Meeting Time: 10:30 a.m. Eastern Time (EST)

Address: The offices of DLA Piper (Canada) LLP

Suite 5100, Bay Adelaide – West Tower

333 Bay Street, Toronto, ON M5H 2R2

Canada

Telephone access (listen-only):
+1 647-738-6213

Conference ID: 777 177 811#

You are cordially invited to attend the Special Meeting for the purpose of considering and voting upon the following proposals:

Proposal 1 — To consider and, if thought appropriate, pass with or without variation an ordinary resolution of disinterested shareholders to, as more particularly set forth in the Company’s proxy statement, ratify and approve the prior issuance of 3,000,000,000 shares of common stock (“Common Shares”) to Emil Assentato, in consideration of the conversion of $300,000 in outstanding convertible promissory notes, which issuance constituted a change of control of the Company (we refer to this proposal as the “Change of Control Ratification Proposal”).

Proposal 2 — To consider, and if thought fit, approve the special resolution, as more particularly set forth in the accompanying proxy statement prepared for the purpose of the Meeting, approving the name change of the Company to such name as may be accepted by the relevant regulatory authorities and approved by the board of directors of the Company, all as more particularly described in the proxy statement (we refer to this proposal as the “Name Change Proposal”).

Proposal 3 – To consider and, if thought advisable, approve the special resolution authorizing the consolidation of the Company’s issued and outstanding Common Shares on the basis of one (1) post-consolidation Common Share for every twenty thousand (20,000) existing Common Shares, subject to adjustment as may be determined by the Company’s board of directors, all as more particularly described in the proxy statement (we refer to this proposal as the “Consolidation Proposal”)

Proposal 4 - To transact such further or other business as may properly be brought before the Meeting or any adjournment or postponement thereof.

The Change of Control Ratification Proposal is essential to the Company’s compliance with the listing policies of the Canadian Securities Exchange (the “CSE”).

The record date for the Special Meeting is February 21, 2025. Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the Special Meeting. On the record date, there were 5,469,037,729 outstanding shares of the Company’s common stock.

This proxy statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated February 26, 2025, and is first being mailed to stockholders on or about March 14, 2025.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following risks, uncertainties and other factors:

●	we have a limited operating history, and you have substantive historical basis on which to evaluate our ability to achieve our business objectives;

●	our ability to continue as a going concern;

●	our ability to raise capital or obtain financing;

●	our expectations around the performance of our business and business prospects;

●	our success in retaining or recruiting, or changes required in, our officers, key employees or directors;

●	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business;

●	our public securities’ potential liquidity and trading;

●	the other risk and uncertainties discussed in “Item 1A. Risk Factors,” in our Annual Report on Form 10-K and in our other Securities and Exchange Commission (“SEC”) filings.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the SEC, including, but not limited to, our Annual Report including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS

The following questions and answers briefly address some commonly asked questions about the Change of Control Ratification Proposal to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to our stockholders. We urge stockholders to read carefully this entire proxy statement, including the annexes and the other documents referred to herein.

Q:	Why am I receiving this proxy statement?

A:

The Company is a Delaware corporation with a class of its securities traded on the CSE. Pursuant to CSE Listing Policies (the “CSE Listing Policies”) 4.6(2)(a)(i), security holders of the Company must approve a securities offering if the number of securities issuable in the offering (calculated on a fully diluted basis) is more than (i) 25% of the total number of outstanding securities for “NV Issuer,” or (ii) 50% of the total number of outstanding securities for all other issuers. On December 30, 2024, the Company issued a total of 3,000,000,000 shares of its common stock (the “Shares”) to Emil Assentato in connection with his conversion of $300,000 in outstanding convertible promissory notes issued by the Company (the “Change of Control Transaction”). Immediately following the issuance of the Shares to Mr. Assentato, Mr. Assentato owned approximately 54.9% of the Company’s issued and outstanding common stock, and the issuance of the Shares to Mr. Assentato therefore required the approval of security holders of the Company.

The Company is holding the Special Meeting to secure shareholder approval and ratification for the issuance of the Shares to Mr. Assentato and regain compliance with the CSE Listing Policies (we refer to this proposal as the “Change of Control Ratification Proposal”).

Additionally, the Company is holding the Special Meeting to (i) consider, and if thought fit, approve the special resolution, as more particularly set forth in the accompanying proxy statement prepared for the purpose of the Meeting, approving the name change of the Company to such name as may be accepted by the relevant regulatory authorities and approved by the board of directors of the Company, all as more particularly described in the proxy statement (we refer to this proposal as the “Name Change Proposal”), and (ii) consider and, if thought advisable, approve the special resolution authorizing the consolidation of the Company’s issued and outstanding Common Shares on the basis of one (1) post-consolidation Common Share for every twenty thousand (20,000) existing Common Shares, subject to adjustment as may be determined by the Company’s board of directors, all as more particularly described in the proxy statement (we refer to this proposal as the “Consolidation Proposal”)

The Board of Directors of the Company (the “Board”) believes that it is in the best interests of the stockholders to approve the issuance of the Shares to Mr. Assentato and is submitting the Change of Control Ratification Proposal to the stockholders to vote upon. The Board also believes it is in the best interests of the stockholders to approve the Name Change Proposal and the Consolidation Proposal and is submitting these proposals to the stockholders to vote upon as well.

Q:	What is being voted on?

A:	You are being asked to vote on: (i) ratify and approve the issuance of the Shares to Emil Assentato, in consideration of his conversion of $300,000 in outstanding convertible promissory notes, which Shares were previously issued by the Company to Mr. Assentato on or about December 30, 2024, and which issuance constituted a change of control of the Company; (ii) approve the special resolution, as more particularly set forth in the accompanying proxy statement prepared for the purpose of the Meeting, approving the name change of the Company to such name as may be accepted by the relevant regulatory authorities and approved by the Board, all as more particularly described in the proxy statement; (iii) approve the special resolution authorizing the consolidation of the Company’s issued and outstanding Common Shares on the basis of one (1) post-consolidation Common Share for every twenty thousand (20,000) existing Common Shares, subject to adjustment as may be determined by the Board; and (iv) to transact such further or other business as may properly be brought before the Meeting or any adjournment or postponement thereof.

Q:	How many votes do I have at the Special Meeting?

A:

Our stockholders are entitled to one vote on each Proposal at the Special Meeting for each share of the Company’s common stock held of record as of February 21, 2025, the record date for the Special Meeting.

As of the close of business on the record date, there were 5,469,037,729 outstanding shares of our common stock.

Q:	What constitutes a quorum at the Special Meeting?

A:	A quorum will be present at the Special Meeting if a majority of the voting power of all outstanding shares of our common stock outstanding and entitled to vote at the Special Meeting is represented at the meeting in person or represented by proxy. In the absence of a quorum, the chairman of the Special Meeting may adjourn the Special Meeting. As of the record date for the Special Meeting, the presence by virtual attendance or by proxy of 2,734,518,865 shares of our common stock is required to achieve a quorum.

Q:	Why is the Company proposing each of the proposals?

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A:

The CSE Listing Policies require at least 50% of the Company’s security holders present or represented by proxy at the Meeting, other than Mr. Assentato, to approve the issuance of the Shares to Mr. Assentato. As we explain below, the Company may not be able to regain compliance with the CSE Listing Policies if Change of Control Ratification Proposal is not approved, and the Company is therefore submitting the Change of Control Ratification Proposal to the stockholders of the Company to regain compliance with the CSE Listing Policies.

The Company is submitting the Name Change Proposal to authorize the Board to approve a new name for the Company in the future without needing to seek, and incur the costs associated with seeking, shareholder approval at that time.

The Company is submitting the Consolidation Proposal to authorize the Company to consolidate its issued and outstanding Common Shares on the basis of one (1) post-consolidation Common Share for every twenty thousand (20,000) existing Common Shares, subject to adjustment as may be determined by the Board. The Company believes such share consolidation will more closely align the issued and outstanding share capital of the Company with its current financial valuation and market conditions.

Q:	Why should I vote for each of the proposals?

A:

The Company’s Board believes the stockholders should approve the Change of Control Ratification Proposal so that the Company can regain compliance with the CSE Listing Policies. Trading of the Company’s shares of common stock that were on the OTC Link ATS (alternative trading system) operated by OTC Markets Group Inc. was halted by the United States Financial Industry Regulatory Authority (“FINRA”) in early January of 2025, as a result of the CSE’s parallel trading halt in connection with the Company’s non-compliance with the CSE Listing Rules. Accordingly, the Company’s Board is proposing the Change of Control Ratification Proposal to regain compliance with the CSE Listing Rules, so that FINRA may lift its trading halt in connection with the Company’s common stock.

The Company’s Board believes the stockholders should approve the Name Change Proposal to allow the Board the flexibility to change the name of the Company in the future without needing to seek, and without incurring the cost associated with seeking, shareholder approval at that time.

The Company’s Board believes the stockholders should approve the Consolidation Proposal so that the Company can consolidate its issued and outstanding Common Shares on the basis of one (1) post-consolidation Common Share for every twenty thousand (20,000) existing Common Shares, subject to adjustment as may be determined by the Board, which the Company believes will more closely align the issued and outstanding share capital of the Company with its current financial valuation and market conditions.

Q:	How do the Company’s insiders intend to vote their shares?

A:	Mr. Assentato and all of the Company’s directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of each of the proposals, but to regain compliance with the CSE Listing Rules, more than 50% of the Company’s outstanding shares represented at the Meeting other than those held by Mr. Assentato, must approve the Change of Control Ratification Proposal. The Name Change Proposal must be approved by not less than 66⅔% of the votes cast by shareholders who vote in connection with the proposal. The Consolidation Proposal must be approved by not less than 66⅔% of the votes cast by shareholders who vote in connection with the proposal, and it must also be approved by a simple majority of the votes cast by the shareholders present in person or represented by proxy and entitled to vote at the meeting, excluding the Common Shares held or controlled by Mr. Assentato.

On the record date, the Company’s directors and executive officers other than Mr. Assentato did not beneficially own any Common Shares or other securities of the Company.

Q:	How are the Company’s insiders’ interests in the proposal different from those of the Company’s other stockholders?

A:	Mr. Assentato may lose his entire investment in the Company if the Change of Control Ratification Proposal is not approved and the Company is unable to regain compliance with the CSE Listing Policies. He therefore has a material interest in seeing that the Change of Control Ratification Proposal is approved. Additionally, Mr. Assentato is also deemed to have an interest in the Consolidation Proposal, as the consolidation contemplated by that proposal and the potential rounding down of fractional share interests in connection with it may result in some holders of Common Shares ceasing to have any further equity interest in the Company, while Mr. Assentato, will, as a result of the size of his current security holdings in the Company, continue to hold Common Shares post-consolidation. The Company’s insiders’ interests in the Name Change Proposal are not different from the Company’s other stockholders.

Q:	What vote is required to adopt the proposals?

A:	Approval of the Change of Control Ratification Proposal will require the affirmative vote (in person or by proxy) of the holders of at least 50% of shares of TWOH common stock represented at the Meeting, held by persons other than Emil Assentato, voting together as a single class. Approval of the Name Change Proposal will require the affirmative vote (in person or by proxy) of 66⅔% of the votes cast by holders of outstanding shares of TWOH common stock at the Special Meeting and entitled to vote thereon, voting together as a single class. Approval of the Consolidation Proposal requires both (i) the affirmative vote (in person or by proxy) of 66⅔% of the votes cast by holders of outstanding shares of TWOH common stock at the Special Meeting and entitled to vote thereon, voting together as a single class, and (ii) the affirmative vote (in person or by proxy) of the holders of at least 50% of shares of TWOH common stock represented at the Meeting, held by persons other than Emil Assentato, voting together as a single class.

Q:	What if I don’t want to vote for any of the proposals?

A:	If you do not want the Change of Control Ratification Proposal to be approved, you must abstain, not vote, or vote against the proposals. Broker non-votes, abstentions or the failure to vote on any of the proposals will have the same effect as votes “AGAINST” the proposals.

Q:	What happens if the proposals are not approved?

A:

If the Change of Control Ratification Proposal is not approved at the Special Meeting or at any adjournment or postponement thereof, the Company will likely not able to regain compliance with the CSE Listing Policies and FINRA’s trading halt in connection with the Company’s Common Shares may never be lifted.

If the Name Change Proposal is not approved at the Special Meeting or at any adjournment or postponement thereof, the Company will not be able to easily affect a name change in the future.

If the Consolidation Proposal is not approved at the Special Meeting or at any adjournment or postponement thereof, the Company will not be able to easily affect a consolidation of the Company’s issued and outstanding Common Shares.

Q:	If the proposals are approved, what happens next?

4

A:

If the Change of Control Ratification Proposal is approved at the Special Meeting or any adjournment or postponement thereof, the Company will notify the CSE and the Company’s legal advisors will attempt to secure confirmation that the Company has regained compliance with CSE’s Listing Policies and would then provide such confirmation to FINRA.

If the Name Change Proposal is approved at the Special Meeting or any adjournment or postponement thereof, the Board will determine if and when the name change will be effected. No further action on the part of shareholders would be required in order for the Board to implement the name change. Notwithstanding approval of the Name Change Proposal by the shareholders of the Company, the Board, in its sole discretion, may delay implementation of the name change or determine to abandon the name change without further approval or action by or prior notice to the shareholders.

If the Consolidation Proposal is approved at the Special Meeting or any adjournment or postponement thereof, the Board will determine if and when the consolidation will become effective and shall determine the consolidation ratio. No further action on the part of shareholders would be required in order for the Board to implement the consolidation. Notwithstanding approval of the proposed consolidation by the shareholders of the Company, the Board, in its sole discretion, may delay implementation of the consolidation or determine to abandon the consolidation without further approval or action by or prior notice to the shareholders.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how each of the proposals will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I vote?

A:	If you were a holder of record of our common stock on February 21, 2025, the record date for the Special Meeting, you may vote with respect to the proposals online during the Special Meeting or any adjournment thereof by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided in accordance with the instructions set forth on the enclosed proxy card. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided to you by your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly represented and voted at the Special Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to participate in the Special Meeting and vote during the Special Meeting, obtain a legal proxy from your broker, bank or other nominee and email a copy (a legible photograph is sufficient) of your legal proxy to proxy@endeavortrust.com.

Q:	What will happen if I abstain from voting or fail to vote at the Special Meeting?

A:	At the Special Meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. A failure to vote or an abstention will have the same effect as a vote “AGAINST” each proposal.

Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:	Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted “FOR” the proposals described herein.

Q:	If I am not going to participate in the virtual Special Meeting, should I return my proxy card instead?

A:	Yes. Whether you plan to participate in the virtual Special Meeting or not, please read this proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided in accordance with the instructions set forth on the enclosed proxy card.

Q:	If my shares are held in “street name,” will my broker, bank or other nominee automatically vote my shares for me?

A:	No. Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the proposals presented to the stockholders at the Special Meeting will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purpose of determining the existence of a quorum or for purposes of determining the number of votes cast at the Special Meeting. Your broker, bank or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your nominee to vote your shares in accordance with directions you provide.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. You may change your vote by sending a later-dated, signed proxy card to Endeavor Trust Corporation at the address listed below so that it is received by them prior to the Special Meeting, or participate in the Special Meeting and vote during the Special Meeting. If you give a proxy, you may revoke it by depositing an instrument in writing executed by the stockholder or by his or her authorized attorney in writing, or, if the stockholder is a corporation, under its corporate seal (if applicable) by an officer or attorney thereof duly authorized, either at the registered office of the Company or to Endeavor Trust Corporation, 702-777 Hornby Street, Vancouver, BC V6Z 1S4, Canada, or by fax to 604-559-8908, at any time up to and including the last business day preceding the date of the Special Meeting, or any adjournment or postponement thereof at which the proxy is to be used, or by depositing the instrument in writing with the Chairman of such Special Meeting on the day of the Special Meeting, or any adjournment or postponement thereof.

Q:	What should I do if I receive more than one set of voting materials?
5

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in accordance with the instructions set forth on the enclosed proxy card in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies?

A:

The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged Endeavor Trust Corporation to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay its fees, costs and expenses for services it provides in connection with this proxy statement and the Special Meeting. The Company will reimburse Endeavor Trust Corporation for reasonable out-of-pocket expenses and will indemnify it and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Company’s common stock for their expenses in forwarding soliciting materials to beneficial owners of the Company’s common stock and in obtaining voting instructions from those beneficial owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

Two Hands Corporation
141 Piping Rock Road
Locust Valley, NY 11560
Tel: (516) 384-2577

To obtain timely delivery, our stockholders must request the materials no later than 5 business days prior to the Special Meeting. You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on May 13, 2024 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the events described therein or if any of the following events occur, our business, financial condition and operating results may be materially adversely affected. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the receiving sufficient stockholder approval of the Change of Control Ratification Proposal will enable us to regain compliance with the CSE Listing Policies or that FINRA will ever lift its trading halt in connection with the Company’s common stock.

Even if the Change of Control Ratification Proposal is approved by more than 50% of the Company’s disinterested stockholders, the Company can provide no assurances that it will ever regain compliance with the CSE Listing Policies or that FINRA will ever lift its trading halt in connection with the Company’s common stock. Our stock may continue to be halted, and the price of our shares in the future may continue be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

7

SPECIAL MEETING OF THE COMPANY STOCKHOLDERS

General

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our Board for use at the Special Meeting of stockholders to be held on March 31, 2025, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about March 14, 2025. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the Special Meeting.

The Company reserves the right at any time to cancel the Special Meeting and not to submit to stockholders or implement the Change of Control Ratification Proposal, Name Change Proposal, and Consolidation Proposal (the “Proposals”).

Date, Time and Place of Special Meeting

The Special Meeting will be held both in person and via teleconference at +1 647-738-6213, Conference ID 777 177 811# at 9:00 a.m. (Eastern Time). Stockholders and duly appointed proxyholders may attend the Special Meeting in person where they can participate, vote, or submit questions during the Special Meeting. Stockholders may also attend the meeting via teleconference and may vote in advance by proxy (or voting instruction form). The Special Meeting webcast will begin promptly at 9:00 a.m. Eastern Time. TWOH stockholders attending the meeting telephonically are encouraged to access the Special Meeting prior to the start time.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of our common stock at the close of business on February 21, 2025, which is the record date for the Special Meeting. You are entitled to one vote for each share of our common stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 5,469,037,729 shares of the Company’s common stock outstanding, of which 3,000,000,000 are shares held by Mr. Assentato, and no are shares held by other Company officers, directors and certain other stockholders.

Quorum and Required Vote for Proposal for the Special Meeting

A quorum of TWOH’s stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if holders of a majority in voting power of TWOH common stock issued and outstanding and entitled to vote at the Special Meeting is present in person or represented by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum at the Special Meeting.

The approval of the Change of Control Ratification Proposal requires the affirmative vote (in person or by proxy) of holders of at least 50% of the outstanding shares of TWOH common stock held by stockholders other than Mr. Assentato, represented at the Special Meeting and entitled to vote thereon, voting together as a single class.

The approval of the Name Change Proposal requires the affirmative vote (in person or by proxy) of 66⅔% of the votes cast by holders of outstanding shares of TWOH common stock at the Special Meeting and entitled to vote thereon, voting together as a single class.

The approval of the Consolidation Proposal requires both (i) the affirmative vote (in person or by proxy) of 66⅔% of the votes cast by holders of outstanding shares of TWOH common stock at the Special Meeting and entitled to vote thereon, voting together as a single class, and (ii) the affirmative vote (in person or by proxy) of the holders of at least 50% of shares of TWOH common stock represented at the Meeting, held by persons other than Emil Assentato, voting together as a single class.

Recommendation to the Company Stockholders

Our Board believes that the Change of Control Ratification Proposal, the Name Change Proposal, and the Consolidation Proposal are in the best interests of the Company and our stockholders and unanimously recommends that its stockholders vote “FOR” each of the proposals.

Broker Non-Votes and Abstentions

Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or other nominee. We believe the proposals presented to our stockholders will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instructions. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.”

Voting Your Shares

Each share of our common stock that you own in your name entitles you to one vote on the proposals for the Special Meeting. Your one or more proxy cards show the number of shares of our common stock that you own.

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●	A form of proxy will not be valid for the Meeting or any adjournment or postponement thereof unless it is completed and delivered to the Company c/o Endeavor Trust Corporation: (a) by mail to Endeavor Trust Corporation, 702-777 Hornby Street, Vancouver, BC V6Z 1S4, Canada, (b) by facsimile to 604-559-8908, (c) by email at proxy@endeavortrust.com, or (d) online at www.eproxy.ca, so that it is received by 9:00 a.m. (Eastern Time) March 27, 2025 (or at least 48 hours prior to the commencement of any reconvened Meeting in the event of any adjournment(s) or postponement(s) thereof, excluding Saturdays, Sundays and holidays). Shareholders are cautioned that the transmission of proxies by mail is at each Shareholder's risk. Late proxies may be accepted or rejected by the Chairman of the Meeting, in his or her discretion, and the Chairman is under no obligation to accept or reject any particular late proxy.

●	You can attend the Special Meeting in person and vote during the Special Meeting even if you have previously voted by submitting a proxy as described above. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Revoking Your Proxy

If you give a proxy, you may revoke it by depositing an instrument in writing executed by the Stockholder or by his or her authorized attorney in writing, or, if the Stockholder is a corporation, under its corporate seal (if applicable) by an officer or attorney thereof duly authorized, either at the registered office of the Company or to Endeavor Trust Corporation, 702-777 Hornby Street, Vancouver, BC V6Z 1S4, Canada, or by fax to 604-559-8908, at any time up to and including the last business day preceding the date of the Special Meeting, or any adjournment or postponement thereof at which the proxy is to be used, or by depositing the instrument in writing with the Chairman of such Special Meeting on the day of the Special Meeting, or any adjournment or postponement thereof.

No Additional Matters May Be Presented at the Special Meeting

The Special Meeting has been called to consider and vote upon the Proposals. Under our bylaws, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

Who Can Answer Your Questions About Voting

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call the Company at (516) 384-2577.

Interests of the Company’s Directors and Officers

When you consider the recommendations of our Board, you should keep in mind that Mr. Assentato and the other officers and directors of the Company have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	If the Change of Control Ratification Proposal is not approved and the Company is unable to regain compliance with CSE’s Listing Policies and FINRA does not lift its halt on the Company’s common stock, Mr. Assentato will likely lose approximately $280,000 invested in the Company to date.

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PROPOSAL NO. 1 — THE CHANGE OF CONTROL RATIFICATION PROPOSAL

The proposed Change of Control Ratification Proposal would ratify and approve the prior issuance of 3,000,000,000 shares (the “Shares”) to Emil Assentato, in consideration of his conversion of $300,000 in outstanding Company convertible promissory notes, which Shares were previously issued by the Company to Mr. Assentato on or about December 30, 2024, and which issuance constituted a change of control of the Company (the “Change of Control Transaction”).

Background and Reasons for the Change of Control Transaction

On September 18, 2018, the Company entered a Side Letter Agreement with Jordan Turk, which amended the terms of two existing promissory notes issued to Jordan Turk bearing an aggregate principal amount of $40,000 (the “September 2018 Note”). The September 2018 Note was secured against the Company’s assets and bore interest at a rate of 20% per annum. On June 29, 2021, the September 2018 Note was amended to extend the maturity date to December 31, 2025. As of December 1, 2024, the outstanding principal and interest under the September 2018 Note was $143,327.23.

On January 31, 2019, the Company entered a Side Letter Agreement with Stuart Turk, which amended the terms of two existing promissory notes issued to Stuart Turk bearing an aggregate principal amount of $106,968.07 (the “January 2019 Note”). The January 2019 Note could be secured against the assets of the Company, at the option of the holder thereof, having a value of up to 200% of the principal amount of the January 2019 Note. On June 29, 2021, the January 2019 Note was amended to extend the maturity date to December 31, 2025. As of December 30, 2024, the outstanding principal and interest under the January 2019 Note was $258,025.95.

On September 9, 2024, the Company issued a promissory note to Stuart Turk, with an aggregate principal amount of $200,000 (the “September 2024 Note”). As of December 30, 2024, the outstanding principal and interest under the September 2024 Note was $203,863.26.

The Change of Control Transaction

On December 30, 2024, Emil Assentato entered into agreements with Stewart Turk, Jordan Turk (collectively with Stewart Turk, the “Assignors” and each individually a “Assignor”) and the Company, providing for the conversion of an aggregate of $300,000 of the indebtedness under the September 2018 Note, January 2019 Note and September 2024 Note into 3,000,000,000 Common Shares at a conversion price of $0.0001 per Common Share (the “Conversion Shares”) and the issuance of such Conversion Shares to Mr. Assentato (the “Assignment Agreements”). Pursuant to the Assignment Agreements, Mr. Assentato paid cash consideration of $10,000 to Jordan Turk and $270,000 to Stuart Turk. The remaining unassigned indebtedness under the September 2018 Note, January 2019 Note and September 2024 was cancelled pursuant to the Assignment Agreements.

As a result of the Change of Control Transaction, Mr. Assentato holds 3,000,000,000 Common Shares, representing approximately 54.9% of the issued and outstanding Common Shares.

Pursuant to the policies of the Canadian Securities Exchange (the “CSE”) the Change of Control Transaction is subject to the approval of the disinterested Shareholders of the Company. If disinterested Shareholder approval is not obtained, the Change of Control Transaction will be unwound and trading of the Common Shares on the CSE will remain halted until further notice.

Management Changes

On December 26, 2024, each of Nadav Elituv (President, Chief Executive Officer, Treasurer, Secretary and member of the Board), Steven Gryfe (Chief Financial Officer), Bradley Southam (Member of the Board) and Ryan Southam (Member of the Board) resigned from their positions with the Company. Effective December 30, 2024, Emil Assentato was appointed to the Board and was appointed as Chief Executive Officer, President, Chief Financial Officer, Treasurer and Secretary of the Company.

On January 3, 2025, Mr. Assentato resigned from his position as Chief Financial Officer of the Company, and Andrew Kucharchuk was appointed Chief Financial Officer of the Company. Additionally, on January 3, 2025, Mr. Kucharchuk and Craig Marshak were appointed to the Board. On February 25, 2025, Andrew Kucharchuk resigned from his position as Chief Financial Officer and as a member of the Board and Matthew Stark was appointed Chief Financial Officer and as a member of the Board.

As of the date of this proxy statement, the duly appointed members of the Board are Emil Assentato, Matthew Stark and Craig Marshak, and the duly appointed officers of the Company are Emil Assentato (Chief Executive Officer, President, Treasurer and Secretary) and Matthew Stark (Chief Financial Officer). The current Board is expected to hold office until the next Annual General Meeting of Shareholders.

Trading Halt and Inactive Issuer Status

On January 2, 2025, trading of the Common Shares on the CSE was halted pending shareholder approval of the Change of Control Transaction.

Following the Change of Control Transaction, on January 22, 2025, the Company announced its intention to exit the legacy business of the Company in light of incoming management’s conclusion that the legacy business is no longer a productive path forward.

The Company announced that it intends to allocate resources and focus on new business opportunities in the artisan crafted denim and premium combed Pima cotton yarns space. Despite the Company’s current intentions, as of the date of this proxy statement, the Company has no active business or any definitive plans to enter a business. Consequently, the Company will be designated by the CSE as an inactive issuer until such time as the legacy business is resumed or a new business is initiated.

If the Change of Control Transaction is approved, trading of the Common Shares will resume on the CSE, under the symbol “TWOH.X”.

As an inactive issuer pursuant to the policies of the CSE, the Company will be subject to certain restrictions set out in CSE Policy 3:

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•	The Company may not enter into a contract or agreement with any person for the provision of investor relations services;
•	The Company is not eligible for confidential price protection as per CSE Policy 6 section 6.2(4);
•	In addition to the procedures set out in Policy 6, any private placement proposed by the Company must be approved by the CSE prior to closing;
•	Any additional requirements or restrictions as the CSE determines appropriate; and
•	Any acquisition of a business or assets to conduct a business, or a decision to enter a business will be subject to the Fundamental Change requirements of CSE Policy 8.

Benefits of the Change of Control Transaction

In considering whether to recommend the approval of the Change of Control Transaction and the Change of Control Resolution to the Shareholders, the Board has given consideration to a number of factors including:

•	That the Change of Control transaction allowed the Company to discharge approximately $605,000 of indebtedness without reducing cash;
•	The Company’s share price has experienced an overall decline over the past 3 years; and
•	Appointment of new management may provide the Company with new opportunities for growth of the Company’s legacy business, or transition to a more viable strategy.

The above discussion of the information and factors considered by the Board is not intended to be exhaustive but is believed by the Board to include the material factors considered by the Board in its decision to recommend the approval of the Change of Control Resolution. The Board did not consider it practical, nor did it attempt, to quantify or otherwise assign relative weights to the foregoing factors that were considered in reaching its decision. In addition, in considering the factors described above, individual members of the Board may have given different weights to various factors and may have applied different analyses to each of the material factors considered by the Board. The members of the Board made their recommendation based upon the totality of the information presented to and considered by them.

Vote Required for Approval

Approval of the Change of Control Ratification Proposal requires the affirmative vote (present in person or represented by proxy) of the holders of at least 50% of shares of TWOH common stock outstanding as of the Record Date, held by stockholders other than Mr. Assentato, represented at the Special Meeting and voting together as a single class. Broker non-votes, abstentions or the failure to vote on the Change of Control Ratification Proposal will have the same effect as a vote “AGAINST” the Change of Control Ratification Proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS
VOTE “FOR” THE CHANGE OF CONTROL RATIFICATION PROPOSAL.

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PROPOSAL NO. 2 — THE NAME CHANGE PROPOSAL

The Name Change Proposal, if adopted, will allow our Board to amend the Articles of the Company to effect a change of the name of the Company to such name as the Board of Directors determines appropriate and which all applicable regulatory authorities may accept (the “Name Change”). The Name Change is subject to acceptance by the CSE. The Board believes the stockholders should approve the Name Change Proposal to allow the Board the flexibility to change the name of the Company in the future without needing to seek, and without incurring the cost associated with seeking, shareholder approval at that time.

Vote Required for Approval

In order to be effective, the Name Change Proposal must be passed by a majority of not less than 66⅔% of the votes cast by shareholders who vote in respect to such Name Change Proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS
VOTE “FOR” THE NAME CHANGE PROPOSAL.

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PROPOSAL NO. 2 — THE CONSOLIDATION PROPOSAL

At the Meeting, Shareholders will be asked to consider and, if deemed appropriate, approve, the consolidation of the shares of common stock of the Company (the “Consolidation”) on the basis of one (1) post-consolidation share of common stock (each a “Consolidated Share”) for every twenty thousand (20,000) pre-consolidation shares of common stock (the “Existing Shares”) outstanding (the “Consolidation Ratio”). The special resolution (the “Consolidation Proposal”) authorizes the Consolidation and allows the Board to alter the Consolidation Ratio, provided that the Consolidation Ratio shall not be greater than twenty thousand (20,000) Existing Shares for one (1) Consolidated Share.

No fractional Consolidated Shares will be issued under the Consolidation. If the Consolidation would otherwise result in a Shareholder holding a fractional Consolidated Share, the number of Consolidated Shares to be issued to such Shareholder shall, if the fraction is less than one-half of one Consolidated Share, be rounded down and cancelled without any repayment of capital or other compensation. If the fraction is at least one-half of one Consolidated Share, such fractional Consolidated Share shall be rounded up to one whole Consolidated Share. Except for any change resulting from the rounding described above, the change in the number of Consolidated Shares outstanding that would result from the Consolidation will cause no change in the stated capital attributable to the Consolidated Shares.

If the Consolidation Proposal is approved, the Board will determine if and when the Consolidation will become effective and shall determine the Consolidation Ratio. No further action on the part of Shareholders would be required in order for the Board to implement the Consolidation. Notwithstanding approval of the proposed Consolidation by the Shareholders of the Company, the Board, in its sole discretion, may delay implementation of the Consolidation or revoke the Consolidation Proposal and abandon the Consolidation without further approval or action by or prior notice to the Shareholders.

If the Board does not implement the Consolidation prior to the next annual meeting of Shareholders, the authority granted by the Consolidation Proposal to implement the Consolidation on these terms shall lapse and be of no further force or effect.

Reasons for the Share Consolidation

The Board believes that it is in the best interests of the Company to complete the Consolidation. The Consolidation will more closely align the issued and outstanding share capital of the Company with its current financial valuation and market conditions.

In reaching its conclusion and recommendation, the Board considered, among others, the following factors: (i) information concerning the financial condition, results of operations, business plans and prospects of the Company; and (ii) the advice and assistance of the Company’s management in evaluating the Consolidation. The Board believes that due to market conditions that have made it challenging to raise capital, the Consolidation is necessary to provide a share structure that will better attract capital financing and enhance future growth opportunities.

The foregoing discussion of the information and factors considered by the Board is not intended to be exhaustive. In determining that the Consolidation is in the best interests of the Company and recommending that Shareholders vote in favor of the Consolidation Proposal, the Board did not assign any relative or specific weights to the factors which were considered, and individual directors may have given differing weights to different factors.

Share Certificates

No delivery of a certificate evidencing a Consolidated Share will be made to a Shareholder until the Shareholder has surrendered the issued certificates representing its Existing Shares to the transfer agent of the Company. Until surrendered, each certificate formerly representing Existing Shares shall be deemed for all purposes to represent the number of Consolidated Shares to which the holder is entitled as a result of the Consolidation.

Beneficial Shareholders holding their Existing Shares through a bank, broker, intermediary or other nominee, should note that such banks, brokers, intermediaries or other nominees may have various procedures for processing the Consolidation. If a Beneficial Shareholder holds Existing Shares with such a bank, broker, intermediary or other nominee and has any questions in this regard, the Beneficial Shareholder is encouraged to contact its nominee.

Risk Factors Associated with the Share Consolidation

No Fractional Shares to be Issued

No fractional Consolidated Shares will be issued in connection with the Consolidation. In the event that a Shareholder would otherwise be entitled to receive a fractional Consolidated Share upon the Consolidation, but such fraction is less than one-half of one Consolidated Share, such fraction shall, as described above, be rounded down and cancelled without any repayment of capital or other compensation. It is only in cases where the fraction is at least one-half of one Consolidated Share, that such fractional Consolidated Share shall be rounded up to one whole Consolidated Share.

Effects of the Share Consolidation

The Consolidation Ratio will be the same for all Common Shares. As a result of the proposed size of the Consolidation, the change in the number of issued and outstanding Common Shares may materially affect any Shareholder’s percentage ownership in the Company (and in fact may reduce such Shareholder’s ownership to zero). In addition, the Consolidation may materially affect any Shareholder’s proportionate voting rights (as the effect of such Consolidation may reduce such Shareholder’s ownership to zero). Each Consolidated Share outstanding after the Consolidation will have the same rights and privileges as the Existing Shares.

The principal effect of the Consolidation will be that the number of Common Shares issued and outstanding will be reduced from 5,469,037,729 Existing Shares as of February 26, 2025, to approximately 273,451 Consolidated Shares (assuming that the maximum Consolidation Ratio of twenty thousand (20,000) to one (1) is implemented by the Board). The implementation of the Consolidation would not affect the total Shareholders’ equity of the Company or any components of Shareholders’ equity as reflected on the Company’s financial statements, except to change the number of issued and outstanding Common Shares to reflect the Consolidation.

Procedure for Implementing the Share Consolidation

If the Consolidation Proposal is approved by Shareholders and the Board decides to implement the Consolidation, the Consolidation will be effective on the date on which the Board determines to carry out the Consolidation.

All Shareholders are advised to seek advice from their professional tax advisers.

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MI 61-101

As the Consolidation and the potential rounding down of fractional share interests in connection therewith, as described above, may result in some holders of Common Shares ceasing to have any further equity interest in the Company, while a related party of the Company, Mr. Emil Assentato, will, as a result of the size of his current security holdings in the Company, continue to hold Common Shares post-Consolidation, the Consolidation is considered to be a “business combination” under Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101,” which governs the Company since its common stock is listed for trading on the CSE), as a related party will be receiving a collateral benefit in connection with the Consolidation.

MI 61-101 requires formal valuations for “business combinations” unless the transaction meets one of the prescribed exemptions from the formal valuation requirements. The Company is relying on the valuation exemption in Section 4.4(1)(a) of MI 61-101 in connection with the Consolidation on the basis that the Common Shares are not listed on a specified market.

MI 61-101 also requires minority approval for any “business combinations” unless the transaction meets one of the prescribed exemptions from the minority approval requirements. As none of the prescribed exemptions under MI 61-101 are applicable, the Consolidation Proposal will need to be approved by a simple majority of the votes cast by the Shareholders present in person or represented by proxy and entitled to vote at the Meeting, but excluding the Common Shares held or controlled by Mr. Assentato. The requirement to obtain the approval of the “minority” shareholders is in addition to the requirement that the Consolidation Proposal must be approved by 66 2/3% of the votes cast at the Meeting by the Shareholders present in person or represented by proxy at the Meeting and entitled to vote thereat.

Vote Required for Approval

In order to be effective, the Consolidation Proposal must therefore be passed by both: (i) a majority of not less than 66⅔% of the votes cast by shareholders who vote in respect to such Consolidation Proposal, and (ii) the affirmative vote of the holders of at least 50% of shares of TWOH common stock represented at the Meeting, held by persons other than Emil Assentato, voting together as a single class.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS
VOTE “FOR” THE CONSOLIDATION PROPOSAL

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INFORMATION ABOUT THE COMPANY

General

Two Hands Corporation (the "Company") was incorporated in the state of Delaware on April 3, 2009 and on July 26, 2016, changed its name from Innovative Product Opportunities Inc. to Two Hands Corporation.

The Two Hands co-parenting application launched on July 2018 and the Two Hands Gone application launched In February 2019. The Company ceased work on these applications in 2021. The gocart.city online consumer grocery delivery application was released in early June 2020 and Cuore Food Services commenced sale of dry goods and produce to other businesses in July 2020. In July 2021, the Company made the strategic decision to focus exclusively on the grocery market through three on-demand branches of its grocery businesses: gocart.city, Grocery Originals, and Cuore Food Services. All three of such branches of the Company’s business share industry standard warehouse storage space and inventory. The Company’s inventory is updated continuously and generally consists of produce, meats, pantry items, bakery & pastry goods, gluten-free goods, and organic items, acquired from various different suppliers in Canada and internationally, with whom the Company and its principals have cultivated long-term relationships. On May 1, 2023, the Company sold its gocarty.city and Grocery Originals branches. Cuore Food Services is the Company’s wholesale food distribution branch. Cuore Food Services uses inventory from the Company’s warehouse as well as inventory it acquires on an ad hoc basis, and focuses on bulk delivery of goods to food service business such as restaurants, hotels, event planning/hosting businesses. Orders distributed through Cuore Food Services can be made over the phone or online through a different front-end of the gocart.city platform. The Company continued Cuore Food Services after May 1, 2023.

On January 22, 2025, the Company announced its intention to exit the legacy business of the Company in light of incoming management’s conclusion that the legacy business is no longer a productive path forward. The Company announced that it intends to allocate resources and focus on new business opportunities in the artisan crafted denim and premium combed Pima cotton yarns space.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of the date of this Report, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors; and

●	all our executive officers and directors as a group.

As of the February 21, 2025, we had 5,469,037,729 shares of common stock issued and outstanding.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of our common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of the date of this Report.

Common Stock
	Beneficially Owned	Approximate Percentage of Issued and Outstanding Common Stock
Name and Address of Beneficial Owner(1)

Directors and Executive Officers
Emil Assentato(2)	3,000,000,000	54.9%
Craig Marshak(3)	—	—
Andrew Kucharchuk(4)	—	—
Matthew Stark(5)	—	—
All Directors and Officers as a Group	3,000,000,000	54.9%

Other Five Percent Holders
None	—	—

(1)	Unless otherwise noted, the business address of each of the following is 141 Piping Rock Road, New York, New York, 10128.
(2)	Effective December 30, 2024, Emil Assentato was appointed as a member of the Board and as Chief Executive Officer, President, Chief Financial Officer, Treasurer and Secretary of the Company. On January 3, 2025, Mr. Assentato resigned as Chief Financial Officer of the Company.
(3)	On January 3, 2025, Craig Marshak was appointed as a member of the Board.
(4)	On January 3, 2025, Andrew Kucharchuk was appointed as Chief Financial Officer of the Company and as a member of the Board, and he resigned from those positions on February 25, 2025.
(5)	On February 25, 2025, Matthew Stark was appointed as Chief Financial Officer of the Company and as a member of the Board.

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DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, we and servicers that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of each of our annual report to stockholders and our proxy statement. Upon written or oral request, we will deliver a separate copy of the annual report to stockholders or proxy statement to any stockholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents. Our stockholders receiving multiple copies of such documents may likewise request that we deliver single copies of such documents in the future. Our stockholders receiving multiple copies of such documents may request that we deliver single copies of such documents in the future. Our stockholders may notify us of their requests by calling or writing us at our principal executive office at 141 Piping Rock Road, Locust Valley, NY 11560, or by telephone at (516) 384-2577, which must be received prior to the Special Meeting.

TRANSFER AGENT AND REGISTRAR

The transfer agent for our securities is Transhare Corporation, 17755 US Highway 19 N Ste 140, Clearwater, FL 33764.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our Board is aware of no other matter that may be brought before the Special Meeting or any adjournment or postponement thereof. Under Delaware law, only business that is specified in the notice of the Special Meeting to stockholders may be transacted at the Special Meeting.

OTHER BUSINESS

While the accompanying Notice of Special Meeting of Shareholders provides for the transaction of such other business as may properly come before the Special Meeting, the Company has no knowledge of any matters to be presented at the Special Meeting other than those listed as Proposals 1 and 2, in the Notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

ANNUAL REPORT

The Company’s 2023 Annual Report, without exhibits, is being provided to all stockholders along with this Proxy Statement. Upon written request to Secretary, TWO HANDS CORPORATION, 141 Piping Rock Road, Locust Valley, NY 11560, we will provide without charge to each person requesting a copy of our 2023 Annual Report on Form 10-K, including the financial statements filed therewith. We will furnish a requesting shareholder with any exhibit not contained therein upon specific request.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. If you would like additional copies of this proxy statement or if you have questions about the subject matter hereof or the proposals to be presented at the Special Meeting, you should contact us by telephone or in writing:

Two Hands Corporation
333 91st Street
Locust Valley, NY 11560
Tel: (516) 384-2577

If you are a stockholder of the Company and would like to request documents, please do so by March 20, 2025, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

This document is a proxy statement of the Company for the Special Meeting. We have not authorized anyone to give any information or make any representation about the subject matter hereof that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

16

Two Hands Corporation

Security Class: Common Shares

FORM OF PROXY

Special Meeting to be held on Monday, March 31, 2025

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided.

If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

If you appoint the Management Nominees to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Management Voting Recommendations highlighted for each Resolution overleaf. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.

This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.

This proxy should be read in conjunction with the accompanying documentation provided by Management.

Proxies submitted must be received by 9:00 AM, Eastern Time, on Thursday, March 27, 2025 or in the case of any adjournment or postponement of the Meeting not less than 48 hours (Saturdays, Sundays and holidays excepted) before the time of the adjourned or postponed meeting.

VOTING METHODS	
MAIL or HAND DELIVERY	Endeavor Trust Corporation 702 – 777 Hornby Street Vancouver, BC V6Z 1S4
FACSIMILE – 24 Hours a Day	604-559-8908
EMAIL	proxy@endeavortrust.com
ONLINE	As listed on Form of Proxy or Voter Information Card

If you vote by FAX, EMAIL or On-Line, DO NOT mail back this proxy.

Voting by mail, fax or by email are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy.

ANNEX A	A-1

Login information for online voting
www.eproxy.ca
Control Number:
Password:

Appointment of Proxyholder

I/We, being holder(s) of **Two Hands Corporation** hereby appoint: **Emil Assentato, Chief Executive Officer,** or, failing this person, **Matthew Stark, Chief Financial Officer** (the "Management Nominees").	**OR**	**Print the name of the person you are appointing if this person is someone other than the Management Nominee listed herein.**	

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Special Meeting of shareholders of Two Hands Corporation (the **"Company"**) to be held in a hybrid format which will be conducted via teleconference at +1 647-738-6213, Conference ID 777 177 811# and in person at the offices of DLA Piper (Canada) LLP, Suite 5100, Bay Adelaide – West Tower, 333 Bay Street, Toronto, ON M5H 2R2 on Monday, March 31, 2025 at 9:00 AM, Eastern Time, and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting.

If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature(s)

____

____

Print Name(s) & Signing Capacity(ies), if applicable

____

Date (MM-DD-YY)
THIS PROXY MUST BE DATED

To request the receipt of future documents via email, you may contact Endeavor Trust Corporation at proxy@endeavortrust.com.

ANNEX A	A-2